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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                         -------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 1, 1999

                                 CBS CORPORATION
                                ----------------
                          (Exact name of registrant as
                            specified in its charter)


      Pennsylvania                                         25-0877540
---------------------------                          ---------------------
(State or other jurisdiction-                            (IRS Employer
   of incorporation)                                 Identification Number)



                     51 West 52nd Street, New York, NY 10019
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 975-4321
                                ----------------
              (Registrant's telephone number, including area code)





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Item 5.  Other Events
         ------------

         On April 1, 1999, the Registrant issued a press release announcing that it had entered into a definitive merger agreement with King World Productions, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

             Exhibit No.

                  99 Press Release issued by the Registrant on April 1, 1999 is Exhibit 99 to this Report.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CBS CORPORATION
                                          (Registrant)




                                          By: /s/ Angeline C. Straka
                                             ---------------------------
                                             Angeline C. Straka
                                             Vice President, Secretary and
                                             Deputy General Counsel



Date:  April 1, 1999




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                                  EXHIBIT INDEX



         Exhibit No.          Description

            99           Press release.